                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                   August 31, 2001
                                                   ----------------------
      Determination Date:                             September 13, 2001
                                                   ----------------------
      Distribution Date:                              September 17, 2001
                                                   ----------------------
      Monthly Period Ending:                             August 31, 2001
                                                   ----------------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.    Collection  Account  Summary

      Available Funds:
                Payments Received                                                                 $34,937,841.12
                Liquidation Proceeds (excluding Purchase Amounts)                                  $2,770,450.74
                Current Monthly Advances                                                             $574,563.71
                Amount of withdrawal, if any, from the Reserve Account                                     $0.00
                Amount of withdrawal, if any, from the Capitalized Interest Account                        $0.00
                Monthly Advance Recoveries                                                          ($530,083.52)
                Purchase Amounts-Warranty and Administrative Receivables                                   $0.00
                Purchase Amounts - Liquidated Receivables                                                  $0.00
                Income from investment of funds in Trust Accounts                                     $15,671.89
                                                                                                 ----------------
         Total Available Funds                                                                                      $37,768,443.94
                                                                                                                   ================

         Amounts Payable on Distribution Date:
                (i)    Reimbursement of Monthly Advances                                                   $0.00
                (ii)   Trustee and other fees                                                              $0.00
                (iii)  Basic Servicing Fee                                                           $910,178.42
                (iv)   Noteholders' Interest Distributable Amount
                          Class A-1  Interest Distributable Amount                                         $0.00
                          Class A-2  Interest Distributable Amount                                   $815,546.13
                          Class A-3  Interest Distributable Amount                                 $1,824,350.00
                          Class A-4  Interest Distributable Amount                                   $695,750.00
                          Class A-5  Interest Distributable Amount                                 $1,217,425.00
                (v)    Noteholders' Principal Distributable Amount
                          Payable to Class A-1 Noteholders                                                 $0.00
                          Payable to Class A-2 Noteholders                                                 $0.00
                          Payable to Class A-3 Noteholders                                                 $0.00
                          Payable to Class A-4 Noteholders                                                 $0.00
                          Payable to Class A-5 Noteholders                                                 $0.00
                (vi)   Premium Amount and any amounts owed and not paid to the
                          Security Insurer under the Insurance Agreement.                            $115,761.01
                (vii)  Reserve Account deposit                                                             $0.00
                (viii) Additional Principal Distributable Amount
                          Payable to Class A-1 Noteholders                                                 $0.00
                          Payable to Class A-2 Noteholders                                        $25,234,535.93
                          Payable to Class A-3 Noteholders                                                 $0.00
                          Payable to Class A-4 Noteholders                                                 $0.00
                          Payable to Class A-5 Noteholders                                                 $0.00
                (ix)   Additional Servicing Fee                                                            $0.00
                (x)    Regardless of whether there is an Insurer Default, any amounts
                       due to the Security Insurer and not covered in (vi) above                           $0.00
                (xi)   Any remaining Available Funds to the Certificate Distribution Account       $6,954,897.46
                                                                                                 ----------------
         Total Amounts Payable on Distribution Date                                                                 $37,768,443.94
                                                                                                                   ================
                Less: Servicing Fee                                                                                   ($910,178.42)
                Less: Investment Income                                                                                ($15,671.89)

         Net Payment to Trustee                                                                                     $36,842,593.63


                                Page 1 (2000-2)

II.      Calculation  of  Reserve Account Deposit; withdrawal from Reserve
         Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
         Capitalized Interest Account withdrawal

         Reserve Account deposit:

                  Amount of excess, if any, of Available Funds over total
                  amounts payable (or amount of such excess up to the Specified
                  Reserve Balance pursuant to Section 4.6, clauses (i) through
                  (vi) of the Sale and Servicing Agreement)                                                               $0.00
                                                                                                               -----------------

         Reserve Account Withdrawal on any Determination Date:

                  Amount equal to the excess of the Total
                  Required Payment over the amount of Available
                  Funds with respect to such Determination Date.

                  Total Required Payment
                  (i)   Sum of the amounts distributable pursuant to Section 4.6,
                        clauses (i) through (vi) of the Sale and Servicing Agreement.                             $5,579,010.56
                  (ii)  After the occurrence of Event of Default the sum of the amounts distributable pursuant to Section 4.6,
                        clauses (i) through (viii) of the Sale and Servicing Agreement.                                   $0.00
                  (iii) After the occurrence of Event of Default the amount
                        necessary to reduce the Aggregate Note Principal Balance
                        to zero.                                                                                          $0.00
                                                                                                               -----------------

                  Total Required Payment                                                                          $5,579,010.56

                  Available Funds                                                                                $37,768,443.94

                  Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

         Withdrawal from Capitalized Interest Account:

                  Amount of withdrawal, if any, from the Capitalized Interest Account                                     $0.00

         Deficiency Claim Amount:

                  Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Capitalized
                  Interest Account and Available Funds                                                                    $0.00

         Pre-Funding Account Shortfall:

                  Amount of excess, if any, on the Distribution Date on or
                  immediately following the end of the Funding Period, of (a)
                  the sum of the Class A-1 Prepayment Amount, the Class A-2
                  Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                  A-4 Prepayment Amount, and the Class A-5 Prepayment Amount
                  over (b) the amount on deposit in the Pre-Funding Account                                               $0.00

         (In the event a Deficiency Claim Amount or Pre-Funding Account
         Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the
         Owner Trustee and the Servicer specifying the Deficiency Claim Amount or the Pre-Funding Account Shortfall.)

  III.   Collected Funds

         Payments Received:
                  Supplemental Servicing Fees                                                         $0.00
                  Amount allocable to interest                                               $13,207,161.43
                  Amount allocable to principal                                              $21,730,679.69
                  Amount allocable to Insurance Add-On Amounts                                        $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                            ----------------

         Total Payments Received                                                                                 $34,937,841.12

         Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables                $2,783,459.95

                  Less: (i) reasonable expenses incurred by Servicer
                     in connection with the collection of such Liquidated
                     Receivables and the repossession and disposition
                     of the related Financed Vehicles and (ii) amounts
                     required to be refunded to Obligors on such Liquidated Receivables         ($13,009.21)
                                                                                            ----------------

         Net Liquidation Proceeds                                                                                 $2,770,450.74

         Allocation of Liquidation Proceeds:
                  Supplemental Servicing Fees                                                         $0.00
                  Amount allocable to interest                                                        $0.00
                  Amount allocable to principal                                                       $0.00
                  Amount allocable to Insurance Add-On Amounts                                        $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                             $0.00               $0.00
                                                                                            ----------------   -----------------

         Total Collected Funds                                                                                   $37,708,291.86
                                                                                                               =================



                                Page 2 (2000-2)

IV.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables
                  Amount allocable to interest                                                        $0.00
                  Amount allocable to principal                                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                             $0.00                $0.00
                                                                                            ----------------

     Purchase Amounts - Administrative Receivables
                  Amount allocable to interest                                                        $0.00
                  Amount allocable to principal                                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                             $0.00                $0.00
                                                                                            ----------------

     Total Purchase Amounts                                                                                                $0.00
                                                                                                                =================

V.   Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                  $1,050,863.04

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the
        Collection Account from:
                  Payments received from Obligors                                              ($530,083.52)
                  Liquidation Proceeds                                                                $0.00
                  Purchase Amounts - Warranty Receivables                                             $0.00
                  Purchase Amounts - Administrative Receivables                                       $0.00
                                                                                            ----------------

     Outstanding Monthly Advances to be netted against Monthly Advances for the
        current Monthly Period                                                                                      ($530,083.52)

     Outstanding Monthly Advances to be reimbursed out of Available Funds on the
        Distribution Date                                                                                           ($530,083.52)

     Remaining Outstanding Monthly Advances                                                                          $520,779.52

     Monthly Advances - current Monthly Period                                                                       $574,563.71
                                                                                                                -----------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                    $1,095,343.23
                                                                                                                =================

VI.  Calculation of Interest and Principal Payments

     A.  Calculation  of  principal reductions

                  Payments received allocable to principal                                                        $21,730,679.69
                  Aggregate of Principal Balances as of the Accounting Date of all
                     Receivables that became Liquidated Receivables during the Monthly Period                      $5,999,579.57
                  Purchase Amounts - Warranty Receivables allocable to principal                                           $0.00
                  Purchase Amounts - Administrative Receivables allocable to principal                                     $0.00
                  Amounts withdrawn from the Pre-Funding Account                                                           $0.00
                  Cram Down Losses                                                                                         $0.00
                                                                                                                -----------------

                  Total principal reductions                                                                      $27,730,259.26
                                                                                                                =================

  B. Calculation of Class A-1 Interest Distributable Amount

                  Class A-1 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-1
                     Noteholders on such Distribution Date)                                          $0.00

                  Multiplied by the Class A-1 Interest Rate                                          6.615%

                  Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 50/360                                               0.09166667                $0.00
                                                                                            ----------------

                  Plus any unpaid Class A-1 Interest Carryover Shortfall                                                  $0.00
                                                                                                                -----------------

                  Class A-1 Interest Distributable Amount                                                                 $0.00
                                                                                                                =================

  C. Calculation of Class A-2 Interest Distributable Amount

                  Class A-2 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                     of principal to Class A-2 Noteholders on such Distribution Date)       $144,131,864.00

                  Multiplied by the Class A-2 Interest Rate                                           6.790%

                  Multiplied by 1/12 or in the case of the first Distribution Date,
                     by 49/360                                                                   0.08333333          $815,546.13
                                                                                            ----------------

                  Plus any unpaid Class A-2 Interest Carryover Shortfall                                                   $0.00
                                                                                                                -----------------

                  Class A-2 Interest Distributable Amount                                                            $815,546.13
                                                                                                                =================



                                Page 3 (2000-2)

  D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)               $321,000,000.00

           Multiplied by the Class A-3 Interest Rate                                                   6.820%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360            0.08333333      $1,824,350.00
                                                                                             ----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                               -----------------

           Class A-3 Interest Distributable Amount                                                                $1,824,350.00
                                                                                                               =================

  E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)               $121,000,000.00

           Multiplied by the Class A-4 Interest Rate                                                   6.900%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360            0.08333333        $695,750.00
                                                                                             ----------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                               -----------------

           Class A-4 Interest Distributable Amount                                                                  $695,750.00
                                                                                                               =================

  F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-5
              Noteholders on such Distribution Date)                                         $209,000,000.00

           Multiplied by the Class A-5 Interest Rate                                                   6.990%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360            0.08333333      $1,217,425.00
                                                                                             ----------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                         $0.00
                                                                                                               -----------------

           Class A-5 Interest Distributable Amount                                                                $1,217,425.00
                                                                                                               =================

  G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                     $0.00
           Class A-2 Interest Distributable Amount                                               $815,546.13
           Class A-3 Interest Distributable Amount                                             $1,824,350.00
           Class A-4 Interest Distributable Amount                                               $695,750.00
           Class A-5 Interest Distributable Amount                                             $1,217,425.00

           Noteholders' Interest Distributable Amount                                                             $4,553,071.13
                                                                                                               =================

  H.  Calculation of Noteholder's Monthly Principal Distributable Amount:

           The sum of (i) the amount necessary to reduce the Aggregate Note Principal balance minus the Pre-Funded Amount to 95.50% of the Pool Balance and
              (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

           Aggregate Note Principal Balance                                                                     $795,131,864.00
           Pre-Funded Amount                                                                                              $0.00
                                                                                                               -----------------
           Aggregate Note Principal Balance minus Pre-Funded Amount                                             $795,131,864.00

           95.50% of the Pool Balance                                                                           $807,969,173.97

           Excess outstanding principal balance of any Class on any Final Scheduled
              Distribution Date                                                                                           $0.00
                                                                                                               -----------------

           Noteholders' Principal Distributable Amount                                                                    $0.00
                                                                                                               =================



                                Page 4 (2000-2)

  J.   Calculation of Additional Principal Distributable Amount

       The excess of the Required Overcollateralization Amount over the Overcollateralization Amount

       Required Overcollateralization Amount

       If no Level I Trigger Event or Level II Trigger Event exist, the least of
                      (i)  Aggregate Note Principal Balance, and
                      (ii) The greater of
                            (a) 9.00% of the Pool Balance and
                            (b) Minimum Overcollateralization Amount
                               (generally 1.50% of the Original Pool Balance)                                  $76,143,691.79

       If a Level I Trigger Event exists, but no Level II Trigger Event exists, the greater of
                      (i)  14.0% of the Pool Balance and
                      (ii) 2.5% of the Original Pool Balance                                                            $0.00

       If a Level II Trigger Event exists, 100% of the Pool Balance                                                     $0.00

       Required Overcollateralization Amount                                                                   $76,143,691.79
                                                                                                             -----------------

       Overcollateralization Amount

         The Excess of the Pool Balance over the Aggregate Note Principal
         Balance minus the Noteholder's Principal Distributable Amount minus the
         Pre-Funded Amount                                                                                     $50,909,155.86

       Remaining Available Funds                                                                               $32,189,433.38
                                                                                                             -----------------

       Additional Principal Distributable Amount                                                               $25,234,535.93

  VII. Pre-Funding Account

       A. Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date,
          as of the Closing Date                                                                                        $0.00

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to the product of (a) 95.50% and (b) the
          principal balance of the Subsequent Receivables)                                                              $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
          below)                                                                                                        $0.00

       Amount remaining on deposit in the Pre-Funding Account after Distribution
          Date                                                                                                          $0.00

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution Date or immediately preceding the end of the Funding Period (January 2001
          Distribution Date) or the Pre-Funded Amount being reduced to $100,000
          or less on any Distribution Date                                                                              $0.00

       Class A-1 Prepayment Amount                                                                                      $0.00
       Class A-2 Prepayment Amount                                                                                      $0.00
       Class A-3 Prepayment Amount                                                                                      $0.00
       Class A-4 Prepayment Amount                                                                                      $0.00
       Class A-5 Prepayment Amount                                                                                      $0.00
                                                                                                             -----------------

       Total Prepayment Amount                                                                                          $0.00
                                                                                                             =================

       C. Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                     $0.00
       Class A-2 Prepayment Premium                                                                                     $0.00
       Class A-3 Prepayment Premium                                                                                     $0.00
       Class A-4 Prepayment Premium                                                                                     $0.00
       Class A-5 Prepayment Premium                                                                                     $0.00



                                Page 5 (2000-2)

VIII. Reserve Account

      Amount on deposit in the Reserve Account as of the preceding Distribution
         Date or, in the case of the first Distribution Date, as of the Closing Date                                  $5,497,524.38

      Plus the excess, if any, of the Specified Reserve Balance over amount on deposit in the Reserve Account and amounts payable in Section 4.6 (vii)
         of the Sale and Servicing Agreement (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
         Receivables)                                                                                                         $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
         over the Specified Reserve Balance                                                                                   $0.00

      Less: withdrawals from the Reserve Account to cover the excess, if any, of
         Total Required Payment over Available Funds (see IV above)                                                           $0.00

      Amount remaining on deposit in the Reserve Account after the Distribution Date                                  $5,497,524.38

IX.   Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period   $873,771,279.12
      Multiplied by Basic Servicing Fee Rate                                             1.25%
      Multiplied by Months per year                                                  0.104167%
                                                                             -----------------

      Basic Servicing Fee                                                                            $910,178.42

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                     $0.00

      Supplemental Servicing Fees                                                                          $0.00
                                                                                                -----------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                     $910,178.42
                                                                                                                   =================

X.    Information for Preparation of Statements to Noteholders

      a. Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                        $144,131,864.00
                             Class A-3 Notes                                                                        $321,000,000.00
                             Class A-4 Notes                                                                        $121,000,000.00
                             Class A-5 Notes                                                                        $209,000,000.00

      b. Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                         $25,234,535.93
                             Class A-3 Notes                                                                                  $0.00
                             Class A-4 Notes                                                                                  $0.00
                             Class A-5 Notes                                                                                  $0.00

      c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                        $118,897,328.07
                             Class A-3 Notes                                                                        $321,000,000.00
                             Class A-4 Notes                                                                        $121,000,000.00
                             Class A-5 Notes                                                                        $209,000,000.00

      d. Interest distributed to Noteholders
                             Class A-1 Notes                                                                                  $0.00
                             Class A-2 Notes                                                                            $815,546.13
                             Class A-3 Notes                                                                          $1,824,350.00
                             Class A-4 Notes                                                                            $695,750.00
                             Class A-5 Notes                                                                          $1,217,425.00

      f. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                        $0.00
         2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                        $0.00
         3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                        $0.00
         4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                        $0.00
         5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                                        $0.00



                                Page 6 (2000-2)

      g. Amount distributed payable out of amounts withdrawn from or pursuant to:
            1.  Reserve Account                                                                          $0.00
            2.  Capitalized Interest Account                                                             $0.00
            3.  Claim on the Note Policy                                                                 $0.00

      h. Remaining Pre-Funded Amount                                                                                         $0.00

      i. Remaining Reserve Amount                                                                                    $5,497,524.38

      k. Prepayment amounts
                             Class A-1 Prepayment Amount                                                                     $0.00
                             Class A-2 Prepayment Amount                                                                     $0.00
                             Class A-3 Prepayment Amount                                                                     $0.00
                             Class A-4 Prepayment Amount                                                                     $0.00
                             Class A-5 Prepayment Amount                                                                     $0.00

      l. Prepayment Premiums
                             Class A-1 Prepayment Premium                                                                    $0.00
                             Class A-2 Prepayment Premium                                                                    $0.00
                             Class A-3 Prepayment Premium                                                                    $0.00
                             Class A-4 Prepayment Premium                                                                    $0.00
                             Class A-5 Prepayment Premium                                                                    $0.00

      m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
            paid by the Trustee on behalf of the Trust                                                                 $910,178.42

      n. Note Pool Factors (after giving effect to distributions on the
            Distribution Date)
                             Class A-1 Notes                                                                            0.00000000
                             Class A-2 Notes                                                                            0.34068002
                             Class A-3 Notes                                                                            1.00000000
                             Class A-4 Notes                                                                            1.00000000
                             Class A-5 Notes                                                                            1.00000000

XI.   Pool Balance and Aggregate Principal Balance

         Original Pool Balance at beginning of Monthly Period                                                      $778,288,759.79
         Subsequent Receivables                                                                                    $321,216,114.99
                                                                                                                -------------------
         Original Pool Balance at end of Monthly Period                                                          $1,099,504,874.78
                                                                                                                ===================

         Aggregate Pool Balance as of preceding Accounting Date                                                     873,771,279.12
         Aggregate Pool Balance as of current Accounting Date                                                      $846,041,019.86



      Monthly Period Liquidated Receivables                                 Monthly Period Administrative Receivables

                Loan #                  Amount                                     Loan #                          Amount
                ------                  ------                                     ------                          ------
  see attached listing              $5,999,579.57                    see attached listing                              --
                                            $0.00                                                                   $0.00
                                            $0.00                                                                   $0.00
                                            $0.00                                                                   $0.00
                                   ---------------                                                                  ------
                                    $5,999,579.57                                                                   $0.00
                                   ===============                                                                  ======


XII.  Thirty Day Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
         delinquent more than 30 days with respect to all or any portion of a
         Scheduled Payment as of the Accounting Date                                 $39,105,757.54

      Aggregate Principal Balance as of the Accounting Date                         $846,041,019.86
                                                                                   -----------------

      Thirty Day Delinquency Ratio                                                                                      4.62220585%
                                                                                                                ===================



                                Page 7 (2000-2)

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING AUGUST 31, 2001


I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                    $1,099,504,874.78

                      AGE OF POOL (IN MONTHS)                                               11

II.      Thirty Day Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all Receivables
            delinquent more than 30 days with respect to all or any portion of a
            Scheduled Payment as of the Accounting Date                                            39,105,757.54

         Aggregate Principal Balance as of the Accounting Date                                    846,041,019.86
                                                                                                 ----------------

         Thirty Day Delinquency Ratio                                                                                    4.62220585%
                                                                                                                    ================

III.     Average Thirty Day Delinquency Ratio

         Thirty Day Delinquency ratio - current Determination Date                                    4.62220585%

         Thirty Day Delinquency ratio - preceding Determination Date                                  4.42398134%

         Thirty Day Delinquency ratio - second preceding Determination Date                           3.99360601%
                                                                                                 ----------------


         Average Thirty Day Delinquency Ratio                                                                            4.34659773%
                                                                                                                    ================

IV.      Cumulative Net Loss Ratio

         Cumulative balance of losses as of the preceding Accounting Date                                            $18,298,188.67

         Add:         Sum of Principal Balances (as of the Accounting Date) of
                         Receivables that became Liquidated Receivables during
                         the Monthly Period or that became Purchased Receivables
                         during Monthly Period (if delinquent more than 30 days
                         with respect to any portion of a Scheduled Payment at
                         time of purchase)                                                         $5,999,579.57

         Liquidation Proceeds received by the Trust                                               ($2,770,450.74)
                                                                                                 ----------------

         Cumulative balance of losses as of the current Accounting Date                                              $21,527,317.50

V.       Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                         1.9579101%

         Cumulative Net Loss Rate - preceding Determination Date                                       1.6642208%

         Cumulative Net Loss Rate - second preceding Determination Date                                1.4024593%

VI.      Annualized Net Loss Ratio

         Add:         Aggregate of Principal Balances as of the Accounting Date
                         (plus accrued and unpaid interest thereon to the end of
                          the Monthly Period) of all Receivables that became
                          Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to
                          any portion of a Scheduled Payment as of the Accounting Date             $5,999,579.57

                      Liquidation Proceeds received by the Trust                                  ($2,770,450.74)
                                                                                                 ----------------

         Net Losses as of the current Accounting Date                                                                 $3,229,128.83
                                                                                                                    ----------------

VII.     Annualized Net Loss Ratio as a % of Beginning Pool Balance

         Annualized Net Loss Ratio - current Determination Date                                        4.4347470%

         Annualized Net Loss Ratio - preceding Determination Date                                      3.8396735%

         Annualized Net Loss Ratio - second preceding Determination Date                               3.4841542%

         Average Annualized Net Loss Ratio:                                                                               3.9195249%
                                                                                                                    ================



                                Page 8 (2000-2)

VIII.    Other Information Provided to MBIA

         A. Credit Enhancement Fee information:

            Amount paid last month                                                                       $122,778.55
            Aggregate Note Principal Balance as of the previous Distribution Date  $795,131,864.00
            Multiplied by: Credit Enhancement Fee (18 bp's) * (30/360)                      0.0150%      $119,269.78
                                                                                   ----------------  ----------------
            Adjustment amount                                                                                            ($3,508.77)
            Amount due this month                                                                                       $119,269.78

                      Amount due to MBIA                                                                                $115,761.01
                                                                                                                       =============



         B. Delinquency Information

                 NUMBER OF DAYS DELINQUENT                                 AMOUNT
                 -------------------------                                 ------

                           31-60                                      $ 21,255,981.39
                           61-90                                       $ 8,847,784.67
                           91 +                                        $ 9,001,991.48
                                                                     -----------------
                                                                      $ 39,105,757.54


IX.      Reserve Account Information                                                      $                      %

         Beginning Balance                                                           $5,497,524.38            0.64979407%

         Deposit to the Reserve Account                                                      $0.00            0.00000000%
         Reserve Account Additional Deposit                                                  $0.00            0.00000000%
         Withdrawal from the Reserve Account                                                 $0.00            0.00000000%
         Disbursements of Excess                                                       ($15,671.89)          (0.00185238%)
         Interest earnings on Reserve Account                                           $15,671.89            0.00185238%
                                                                                  -----------------       ----------------

         Ending Balance                                                              $5,497,524.38             0.64979407%
                                                                                  =================       ================

         Specified Balance pursuant to Section 3.03 of the Reserve Account
            Agreement among Arcadia Financial Ltd., Arcadia Receivables Finance
            Corp., MBIA and Bank One, National Association                           $5,497,524.38             0.64979407%
                                                                                  =================       ================



X.       Trigger Events

                                                         Level I       Level II        Level I         Level II
                                      Current Amount  Trigger Level  Trigger Level  Trigger Event?  Trigger Event?
                                      --------------  -------------  -------------  --------------  --------------
Average Thirty Day Delinquency Ratio    4.34659773%        7.00%          8.00%           No              No
Cumulative Net Loss Ratio                1.9579101%        4.05%          5.05%           No              No
Average Annualized Net Loss Ratio       3.91952489%        7.75%          9.20%           No              No
-----------------------------------------------------------------------------------------------------------------


XI.      Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                             Yes            No   X
                                                                                          -----         -----





                                Page 9 (2000-2)